# Wound Management Technologies, Inc.

***Changing the paradigm in wound healing management and eHealth solutions***

*- Philip J. Rubinfeld, MD, FIPP*



Cellerate RX
Cellerate RX

# Safe Harbor Statement

Statements in this Presentation are made as of the date of this Presentation unless stated otherwise and are subject to change, completion, or amendment without notice. Neither the delivery of this Presentation at any time shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. Certain market and industry information contained in this Presentation was obtained from industry publications. Industry publications generally indicate that the information contained therein is from sources believed to be reliable, but this information has not been independently verified and no assurance can be given regarding the accuracy and completeness of such information.

In addition, this Presentation includes forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including, but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the Company. Under the Private Securities Litigation Reform Act of 1995, estimates of future performance reflect various assumptions made by the Company that management deemed to be reasonable, but which may or may not prove accurate, as well as the exercise of a substantial degree of judgment by management as to the scope and presentation of such information. No representations or warranties are made as to the accuracy of such statements or estimates of anticipated performance. Actual results and developments may differ materially from those contemplated by these statements depending on such factors as changes in general economic conditions and financial or equity markets, technological changes, and other business risk factors. The Company does not assume, and expressly disclaims, any obligation to update these forward-looking statements.

# Wound Management Markets

**Wound Management's unique patented CellerateRX® products address the very large and growing advanced wound care markets.**

- ***U.S. market in 2007 was $3.0B and is projected to double by 2013***



Total U.S. Advanced Wound Care Market
$ Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2007
2008
2013 E
Wound care dressings, sealants and anti-adhesion products
Wound healing devices

Source: BCC Research

# Diabetes – A Worldwide Epidemic, a Prime Market for CellerateRX

- According to the IDF, approximately 285M people will live with diabetes in 2010. WHO projects this to grow to 360M by 2030
- Diabetes affects approximately 24M Americans; 57M are pre-diabetic and likely to develop diabetes within 10 years
- 15%-20% of diabetics will develop at least one ulcer
- There are 82,000 leg amputations due to diabetes every year in the U.S. at a cost of $11.5 Billion
- Every 30 seconds somewhere in the world someone loses a leg to diabetes

# Financial Highlights & Projections


14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
-2,000,000
-4,000,000
Revenue
Net Income

| | 2009 | 2010e | 2011e |
|---|---|---|---|
| Revenue | 288,021 | 4,788,125 | 12,021,250 |
| Net Income | (2,302,527) | 2,315,547 | 6,752,877 |

# Sales Team in Place

- **Poised for Growth:** having completed evidence-based studies , Wound Management developed its sales channel plan and engaged sales and marketing executives in April 2010.
- **Growth from:**
  - Growing brand recognition
  - 4 new direct reps in Florida
  - Management of independent rep channel
  - Channel partners (wound care centers, nursing homes, etc.)
  - International distribution agreements

# CellerateRX International Sales

- **Sales: Middle East Distribution in Place**
  - Lebanon (1Q 2010)
  - Pending Sales: Saudi Arabia, Iran, Dubai, Qatar, Bahamas
- **European Distribution Agreement in Place:** Biocure S.r.l. of Milan, Italy
- **Registration in process:** Columbia, Mexico
- **Distribution initiatives in development** in South America, China, India, Australia, Israel, India, The Philippines, and the Dominican Republic

# Why CellerateRX?

- **CellerateRX® is available in powder and gel forms**
  - *It is a unique, patented, activated collagen that delivers immediate benefits to the wound*
- **Cost-effective**
  - *Both product cost and labor involved*
- **Biocompatible and biodegradable**
- **Unprecedented range of use in every wound phase and state**
- **Easy to use –** prepare the wound bed, apply product, cover it up. Re-apply as indicated – no need to remove from wound.
- **Reduces Pain**


Cellerate
RX

# Regulatory Status

- **Reimbursed by Medicare Part B**
- **Regulated as a medical device**
  - *CellerateRX® does not require a prescription*
- **FDA cleared for all wounds* including:**

| | |
|---|---|
| Pressure Ulcers (stage I – IV) | Diabetic Ulcers |
| Venous Stasis Ulcers | Traumatic Wounds |
| Surgical Wounds | 1st & 2nd Degree Burns |
| Ulcers due to Arterial Insufficiency | Superficial Wounds (including skin tears) |

*Except 3rd degree burns*

- **Certifications in process:**
  - ISO 9001:2008/13485:2003/CMDCAS and MDD(CE)
  - Signed Intertek in April; anticipate CE mark in 3Q10

# Help for All Ages



**Leona Lake** – 99 years old this month. In 2009 she was seeking help to heal a bad wound from radiation treatment. She went months with no positive results from other products and had to stop her pool exercise. After 5 weeks of using CellerateRX, the wound healed completely and she went back to the pool. "It was like getting my life back again."



**Mitchell Moore**, 38, was in a terrible accident that left him with a wound the size of a tennis ball for 10 years. His wife found CellerateRX online. Now, after less than a year, the wound is the size of a grape. See his entire story in our April newsletter at www.cellerarx.com

# Biotech Pipeline

**Resorbable Bone Wax & Bone Void Filler products**

- **$1.4B Worldwide Bio Materials Market**
- **Resorbable orthopedic hemostat used to stop blood flow & delivery system for osteogenic / osteoinductive orthopedic products**
- **Less than $100k to finalize products to market, filing of 510k**
- **Synergistic selling with CellerateRX**

# Emerging Now Secure eHealth LLC

**Implementing plan to become a leading provider of secure communications solutions across all segments of the healthcare industry.**

- **Perfect Opportunity:**
  - Pressure continues to mount towards collaborative healthcare that requires "secure" communication
  - Billions being made available in HIT stimulus initiatives WILL require this level of security in order to qualify for meaningful use
- **Single most critical component necessary for any healthcare community**

# Secure eHealth LLC

**A complete suite of scalable products for secure, intelligent healthcare communication, collaboration, storage and transport**

- HIPAA/ARRA compliant
- Cross platform compatible, including handheld devices for complete mobility
- Simple integration with present systems


Cell Phone
Personal Computer
Network
Secure eHealth LLC
envoii message center

Secure eHealth LLC

- ► Target Markets
  - Health Information Exchanges
  - Disease Management Organizations
  - Clinical Trial Recruitment
  - Health Plans



1
Initiator creates message with attached lab report
2
Data is encrypted and sent to the cifraHC server
cifraHC
Secure Server
Secure Vault
Secure Chat
Secure Share
envoiiHC
Secure Server
3
Recipient is notified via cifraHC or envoiiHC that a new message is waiting.
4
Recipient logs in and views the report

- ► Distinct Advantages
  - Existing partnerships
  - Scalable technology
  - Open integration

## Secure eHealth LLC


04/21/10
11:26:46
Test results are ready.

- **HealthPoints Inc.** – *Diabetic Disease Management Project*
  - Remote monitoring & management of diabetic patients in Metro Dallas area
- **GSI Health, Inc.** – *Collaborative security infrastructure for HIE, HIN, RHIO projects*
- **Private Access, Inc.** – *Licensee of Envoii secure notification tools for patient privacy platform*

# Management

- **Scott Haire, Chairman/CEO**, has extensive experience in eHealth management systems. Prior to Wound Management, he was President of Preferred Payment Systems.
- **Deborah Jenkins Hutchinson, President,** has over 30 years of experience in both healthcare and technology sectors with a successful track record of taking early stage companies from concept to product development, most recently with HEB LLC.
- **Cathy Bradshaw, President**, Wound Care Innovations, LLC Division. Cathy has over 25 years of healthcare management experience in homecare, pharmacy & infusion services, long term care, and DME operations.
- **Ronald Mathis, Sr. VP/Marketing & Sales,** Wound Care Innovations, LLC Division. Ron brings over 30 years of marketing & sales experience in software systems, medical devices and pharmaceutical manufacturing. He was CEO of Medical Authorized Representative, and notably, VP Marketing & Sales at Intertek.

# Management, continued

- **Robert Tapales, President** of Secure eHealth, LLC Division. Robert has over 20 years in health management experience having previously served as EVP and COO for several healthcare technology companies, and most recently as EVP for VirtualHealth Technologies, Inc.
- **Barry Constantine, Project Consultant.** Barry has more than 30 years of healthcare industry experience with a strong history of advancement within the biotechnology and medical device sectors. Barry has extensive experience in the areas of pharmaceuticals, tissue engineering, wound healing and skin care. Barry is one of the developers of the bone wax products.

# Stock Overview

Wound Management Technology, Inc. (WNDM) is a rapidly growing provider of advanced biotechnology products and eHealth technology solutions.

| | |
|---|---|
| **Symbol:** | **WNDM** |
| **Exchange:** | **OTC BB** |
| **Shares Outstanding:** | **34,748,160** |
| **Estimated Float:** | **3.3M** |
| **Last Trade:** | **$0.90** |
| **52-Week range:** | **$.70 - $3.25** |
| **Market capitalization:** | **$31,273,344 (4/20)** |
| **Fiscal Year:** | **December 31** |

Wound Management Technologies, Inc.

777 Main Street, Suite 3100
Fort Worth, Texas 76102
USA

+1 (817) 820-7080

www.wmgtech.com
www.celleraterx.com
www.secureehealth.com

Deborah Jenkins Hutchinson
djenkins@wmgtech.com